UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 8, 2007

Date of Report (Date of earliest event reported)

TNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32033	36-4430020
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File No.)	Identification No.)

11480 Commerce Park Drive, Suite 600, Reston, Virginia 20191-1406

(Address of principal executive offices and zip code)

(703) 453-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      (Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers;
 Compensatory Arrangements of Certain Officers)

On August 2, 2006, the Compensation Committee of the Board of Directors of TNS, Inc. (“TNS” or “Company”) ratified and confirmed the Company’s 2007 annual and long-term incentive compensation plans for the following TNS executives:  Henry H. Graham, Jr.; Raymond Low; Michael Q. Keegan; Dennis L. Randolph, Jr.; James T. McLaughlin; Mark G. Cole; Alan Schwartz; Charles Leppert; and Steven Smith (collectively, the “Executives”). The plans are effective for the Company’s 2007 fiscal year.   The annual incentive plan is attached hereto as Exhibit 99.1 and the long-term incentive plan is attached as Exhibit 99.2 and are summarized below.

2007 Annual and Long-Term Incentive Plans.

TNS maintains annual and long-term incentive compensation plans to provide TNS’ executives the opportunity to receive cash and equity awards based on the achievement of objective performance targets established by the Board.  The plans’ objectives are to attract and retain qualified employees, consultants and non-employee directors and to motivate them to achieve long-term goals, to provide incentive compensation opportunities that are competitive with those of similar companies and to further align such individuals’ interests with those of the Company’s other stockholders through compensation alternatives based on the Company’s common stock, thereby promoting the long-term financial interests of the Company and enhancing long-term stockholder return.

The annual incentive compensation plan provides for the annual payment of cash bonuses to the Executives based upon TNS’ achievement of its annual gross revenue and adjusted earnings targets during fiscal year 2007.  For each Executive, the amount of the annual cash award shall be based on the percentage of the gross revenue target achieved and the percentage of the adjusted earnings target achieved. The annual bonus percentage for Messrs. Graham, Low and Keegan shall be 100%, and the annual bonus percentage for Messrs. Randolph, McLaughlin and Cole shall be 50%.  The remaining Executives will be paid cash bonuses equal to various percentages of their base salaries as set forth in their employment agreements, with such awards being calibrated based on over- or under-achievement of the targets to between 0% and 200% of such percentages.

The long-term incentive compensation plan provides for the annual grant of restricted shares of the Company’s common stock and stock options to the Executives.  Each Executive was granted (i) restricted stock equal to 40% of the Executive’s long-term incentive target (“2007 Restricted Stock Award”) and (ii) stock options equal to 60% of the Executive’s long-term incentive target (“2007 Option Award”) as identified in his applicable employment agreement.  The amount of shares of restricted stock and stock options subject to the grants will be adjusted up or down at the end of the Company’s 2007 fiscal year to between 0% and 200% of the number of shares of restricted stock and stock options granted based upon the Company’s achievement of its annual gross revenue and adjusted earnings targets for the 2007 fiscal year.   For each Executive, the amount of the adjusted (i) restricted stock award shall be the percentage of the gross revenue target achieved and the percentage of the adjusted earnings target achieved each multiplied by 50% of the applicable 2007 Restricted Stock Award, and (ii) stock option award shall be the percentage of the gross revenue target achieved and the percentage of the adjusted earnings target achieved each multiplied by 50% of the applicable 2007 Option Award.  The Executives were granted the restricted stock and stock option awards equal to various percentages of their base salaries as set forth in their employment agreements.  The Compensation Committee of the Board of Directors shall make a determination as to the final number of shares of restricted stock subject to each Executive’s 2007 restricted stock award, and the final number of options to purchase shares of common stock subject to each Executive’s 2007 stock option award, within the 60-day period immediately following December 31, 2007.  Upon the making of the determination, one-third of the 2007 restricted stock units, if any, and of the 2007 stock options, if any, granted to the Executive shall immediately vest with the remainder vesting in equal installments over a two-year period on January 1 of each subsequent year (with the second tranche vesting on January 1, 2009 and the third tranche vesting on January 1, 2010).

The above description is qualified in its entirety by reference to the complete plans attached as Exhibits 99.1 and 99.2.

Entry into Employment Agreement with Chief Financial Officer

On August 2, 2007, the company entered into an Employment Agreement with Dennis L. Randolph, Jr. to continue to serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer (the “Employment Agreement”).  Mr. Randolph shall report directly to the Chief Executive Officer and will perform such duties consistent with his position that are assigned by the Chief Executive Officer and/or the Board of Directors of the Company.

In accordance with the Employment Agreement, Mr. Randolph’s  annual base salary was initially set at $250,000, subject to any increase as determined by the Board of Directors based upon an annual review and the achievement of budgetary or other objectives set by the Board.  In addition, Mr. Randolph is eligible for an annual incentive bonus targeted to equal 50% of his annual base salary and an annual long term incentive bonus award in accordance with the terms of the Company’s Long-Term Incentive Plan.  Finally, Mr. Randolph is entitled to certain insurance, leave, automobile and other fringe benefits and is eligible to participate in all other employee benefit plans and programs offered by the Company to its senior executives generally, in accordance with the terms of those plans and programs.

The Employment Agreement with Mr. Randolph provides for a term that begins on May 8, 2007 and ends on May 8, 2010, unless further extended or sooner terminated under the terms of the Employment Agreement.  At the end of the term, the Employment Agreement states that the term will automatically be extended for successive one (1) year periods unless either the Company or the Executive has provided the other with at least ninety (90) days’ prior written notice of its or his intention to allow the Employment Agreement to expire at the end of such initial or extended term.  Mr. Randolph shall serve in his position until (i) his disability or death, (ii) his decision to terminate his employment relationship with the Company for or without good reason, or (iii) the decision by the Board of Directors to terminate his employment with or without cause.

Under the Employment Agreements, “good reason” (other than in the context of a change of control) means that the Company: (i) moves its offices to an area other than the Washington, D.C. area; (ii) assigns duties to the applicable Executive that are substantially inconsistent with the responsibilities of his specific executive position or the Company makes a substantial adverse alteration to those responsibilities, (iii) diminishes the Executive’s title (iv) reduces the Executive’s annual base salary, or (v) materially reduces the benefits provided to such Executive, and “cause” means (i) the commission of a felony or a crime involving moral turpitude or the commission of any other act or omission involving dishonesty or fraud with respect to the Company or any of its affiliates or any of their customers or suppliers; (ii) substantial failure on the part of the Executive in his performance of the duties of the office held by him as reasonably directed by the Chief Executive Officer and/or the Board (other than any such failure resulting from the Executive’s incapacity due to physical or mental illness), after notice to the Executive and a reasonable opportunity to cure; (iii) gross negligence or willful misconduct by the Executive with respect to the Company or any of its affiliates (including, without limitation, disparagement that adversely affects the reputation of the Company or any of its affiliates); or (iv) any material breach by Executive of the sections of the Employment Agreement pertaining to Executive’s duties, non-competition or confidentiality.

If the Executive’s employment is terminated without cause, the Executive would be entitled to receive (i) payment of his then current base salary for one year thereafter, (ii) payment of other accrued compensation and (iii) continuation of certain insurance and other fringe benefits for one year.   If the Company elects to allow the Employment Agreement to expire at the end of its initial or any extended term without including a notice of termination for cause, such election will be treated as a termination of the Executive’s employment without cause.  If the Executive terminates the Employment Agreement without good reason upon forty-five (45) days’ notice, the Executive would be entitled to receive payment of his then accrued and/or vested but unpaid base salary, vacation pay, and other benefits as of the termination date.

In addition, if the Executive’s employment is terminated by the Company during the two year period following the change of control of the Company (the “Protection Period”) other than for cause, disability or as a result of the Executive’s death, or if the Executive terminates his employment during the Protection Period for good reason, the Executive shall be entitled to  (i) receive a lump sum payment of an amount equal to 1.99 times his then average annual compensation (which equals the average of the Executive’s annual base salary and accrued annual and long term incentive awards during the past three years), (ii) receive payment of other accrued compensation and benefits, (iii) exercise all outstanding stock options (which shall become immediately vested), (iv) treat all shares of restricted stock as vested in full, and (v) receive the continuation of certain insurance and other fringe benefits for two years.

Under the Employment Agreement, “good reason” means that without Mr. Randolph’s prior written consent, (i) the Company relocates its general and administrative offices or Executive’s place of employment to an area other than the Washington, D.C. Standard Metropolitan Statistical Area; (ii) Executive is assigned duties substantially inconsistent with the Executive’s responsibilities or a substantial adverse alteration is made to the nature or status of such responsibilities that results in a diminution in such position; (iii) Executive’s title is diminished; (iv) a reduction by the Company in the Executive’s base salary; (v) a material reduction by the Company in benefits provided to Executive other than in connection with a reduction in benefits generally applicable to senior executives.

For purposes of the Employment Agreements, “change of control” means an event that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), whether or not TNS is then subject to such reporting requirements; provided that, without limitation, a change in control shall be deemed to have occurred if  (i) any person (as such term is used in section 13(d) and 14(d) of the Exchange Act) is or becomes beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of TNS representing 25 percent or more of the combined voting power of TNS’ then outstanding securities; (ii) during any period of two consecutive years, the following persons (the “Continuing Directors”) cease for any reason to constitute a majority of the Board: individuals who at the beginning of such period constitute the Board and new directors each of whose election to the Board or nomination for election to the Board by TNS’ security holders was approved by a vote of at least two thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; (iii) the security holders of TNS approve a merger or consolidation of TNS with any other corporation, other than a merger or consolidation that would result in the voting securities of TNS outstanding immediately before the merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of such surviving entity) a majority of the voting securities of TNS or of such surviving entity outstanding immediately after such merger or consolidation; or (iv) the security holders of TNS approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by TNS of all or substantially all of the Company’s assets.

In the event the Mr. Randolph becomes entitled to any payments and benefits described in the Employment Agreement due to a termination by the Company, other than for cause, disability or as a result of the Executive’s death, during the Protection Period, (“Severance Benefits”), the Employment Agreement provides that if the Severance Benefits equal or exceed 110% of three times the Executive’s “base amount” determined for purposes of Section 280G of the Internal Revenue Code, as amended (the “Code”), the Company shall pay to the Executive an additional amount (the “Gross-Up Payment”) equal to the sum of any excise tax imposed under the Code (“Excise Tax”) to place Executive in the same after-tax position as if no Excise Tax had been imposed on the Severance Benefits and no Gross-Up Payment had been made to the Executive.

Finally, the Employment Agreement requires Mr. Randolph to protect the confidentiality of the Company’s proprietary and confidential information.  He has also agreed not to compete with the Company or solicit the Company’s employees or customers for a period of one year from the end of his term of employment regardless of the reason for ending his employment.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
99.1	2007 Annual Incentive Plan.
99.2	2007 Executive Long-Term Incentive Plan.
99.3	Employment Agreement between the Company and Chief Financial Officer entered on August 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNS, INC.

Dated: August 8, 2007	By:	/s/ Henry H. Graham, Jr.
Henry H. Graham, Jr.
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
99.1	2007 Annual Incentive Plan.
99.2	2007 Executive Long-Term Incentive Plan.
99.3	Employment Agreement between the Company and Chief Financial Officer entered on August 2, 2007.